UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the registrant [X]

Filed by party other than the registrant [  ]

Check the appropriate box:

[  ]

Preliminary Proxy Statement

[  ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]

Definitive Proxy Statement

[  ]

Definitive Additional Materials

[  ]

Soliciting Material under d240,14a-12

ENERGENX, INC.

_______________________________________

(Name of Registrant as Specified in its Charter)

_______________________________________

(Name of Person(s) Filing Proxy Statement, if

other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]

No fee required

[  ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)

Title of each class of securities to which transaction applies:

____________________________________________________________________________

(2)

Aggregate number of securities to which transaction applies:

____________________________________________________________________________

(3)

Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

____________________________________________________________________________

(4)

Proposed maximum aggregate value of transaction:

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(5)

Total fee paid:

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[  ]

Fee paid previously with preliminary materials.

____________________________________________________________________________

____________________________________________________________________________

[  ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount Previously Paid:

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(2)

Form, Schedule or Registration Statement no.:

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(3)

Filing Party:

____________________________________________________________________________

(4)

Date Filed:

____________________________________________________________________________

NOTICE OF 2005 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON JULY 15, 2005

TO THE HOLDERS OF THE COMMON STOCK:

PLEASE TAKE NOTICE that the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) of Energenx, Inc., a Nevada corporation (the “Company”), will be held at 6200 E. Commerce Loop, Post Falls, Idaho 83854 at 2:00 p.m. on July 15, 2005, or at any and all adjournments thereof, for the following purposes, as more fully described in the attached Proxy Statement.  At the Annual Meeting, you will be asked to vote on the following matters:

1.

To elect six directors to our Board of Directors to hold office until our 2005 Annual Meeting of Stockholders or until their successors are duly elected and qualified;

2.

To ratify the appointment of our new independent accountants; and

3.

To consider and act upon such other matters as may properly come before the Annual Meeting and any adjournment thereof.

Only stockholders of record, as shown on the transfer books of the Company, at the close of business on June 15, 2005 will be entitled to notice of and to vote at the Annual Meeting or at any adjournment thereof.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

Whether or not you expect to be present, please sign, date and return the enclosed proxy sheet in the enclosed pre-addressed envelope as soon as possible.  No postage is required if the enclosed envelope is used and mailed in the United States.

By Order of the Board of Directors

  /s/ Gary A. Bedini

Gary A. Bedini

President & Chief Executive Officer

June 24, 2005

PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT IN THE ENVELOPE PROVIDED AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING.  IF YOU LATER DESIRE TO REVOKE YOUR PROXY FOR ANY REASON, YOU MAY DO SO IN THE MANNER DESCRIBED IN THE ATTACHED PROXY STATEMENT.

ENERGENX, INC.

PROXY STATEMENT FOR ANNUAL MEETING

TO BE HELD JULY 15, 2005

GENERAL INFORMATION

The accompanying proxy is solicited by the board of directors of Energenx, Inc. (the “Board” or “Board of Directors”) with its principal executive offices at 6200 E. Commerce Loop, Post Falls, Idaho 83854 (“Energenx” or the “Company”) to be voted at the 2005 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on July 15, 2005, and any adjournment thereof.  When a proxy is properly executed and returned to Energenx in time for the Annual Meeting, the shares it represents will be voted by the proxy holders in accordance with the instructions given in the proxy.  If no direction is given in the proxy, the votes represented thereby will be voted in accordance with the recommendation of the Board of Directors with respect to each matter submitted to the Company’s stockholders for approval.  With respect to any other item of business that may come before the Annual Meeting, the proxy holders will vote in accordance with their best judgment.  Holders of common stock of the Company are not entitled to cumulative voting rights.  A majority of the shares of common stock entitled to vote present in person or represented by proxy at the Annual Meeting is required for the election of directors and the approval of the Company’s proposal.  This Proxy Statement and the accompanying proxy are being sent to stockholders on or about June 24, 2005.

HOLDERS OF RECORD, QUORUM

Holders of record of our shares of common stock, par value $0.001 per share (“Common Stock”), our only class of voting securities, at the close of business on June 15, 2005 are entitled to vote at the Annual Meeting.  There were 26,697,276 shares of Common Stock outstanding as of the record date.  The presence, in person or by proxy, of stockholders entitled to cast at least a majority of the votes entitled to be cast by all stockholders will constitute a quorum for the transaction of business at the Annual Meeting.  Stockholders are entitled to cast one vote per share on each matter presented for consideration by the stockholders.  A list of stockholders entitled to vote at the Annual Meeting will be available for examination by any stockholder for a proper purpose during normal business hours at the executive offices of the Company for a period of at least 10 days preceding the Annual Meeting.

PROXY REVOCATION PROCEDURE

A stockholder who has been given a proxy may revoke it at any time prior to its exercise by written notice of revocation given to the Chief Executive Officer of the Company, Gary Bedini, by executing and delivering to Mr. Bedini, at the address set forth above, a written revocation of such proxy, or by executing a proxy dated as of a later date than the enclosed proxy; provided, however, that such action must be taken in sufficient time to permit the necessary examination and tabulation of the subsequent proxy before the vote is taken, or by attending the Annual Meeting and voting in person.  Attendance at the Annual Meeting will not in and of itself revoke a proxy.

ABSTENTIONS

Abstentions will be deemed to be present at the Annual Meeting for purposes of determining a quorum.  The presence, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum.  Votes withheld from any nominee for election as a director, abstentions and broker “non-votes” are counted as present for purposes of determining the presence or absence of a quorum for the transaction of business.  A “non-vote” occurs when a nominee holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the nominee does not have discretionary voting power and has not received instructions from the beneficial owner.

The election of directors by the stockholders shall be determined by a plurality of the votes cast by stockholders entitled to vote at the Annual Meeting, and votes withheld will not be counted toward the achievement of a plurality.  For ratification of the appointment of the Company’s independent auditors, the affirmative vote of a majority of the shares present in person or represented by proxy at the Meeting and entitled to vote on such matter is required for approval.  The vote on each proposal submitted to stockholders is tabulated separately.  Abstentions are included in the number of shares present and voting on each proposal.  Broker non-votes are not considered for the particular proposal and have the practical effect of reducing the number of affirmative votes required to achieve a majority for such proposal by reducing the total number of votes from which the majority is calculated.

PROXY SOLICITATION

The Company will pay reasonable expenses incurred in forwarding proxy material to the beneficial owners of shares and in obtaining the written instructions of such beneficial owners.  This Proxy Statement and the accompanying materials, in addition to being mailed directly to stockholders, will be distributed through brokers, custodians, nominees and other like parties to beneficial owners of shares of Common Stock.  The Company will bear the expenses of calling and holding the Annual Meeting and the soliciting of proxies for such meeting.

In addition to soliciting proxies by mail, officers, directors and employees of the Company, without receiving additional compensation, may solicit proxies personally, or by telephone, email or other forms of communication, including by fax.  The Company has not retained a proxy solicitation firm, and instead, will use its own best efforts to solicit as many proxies as practicable in the time available before the Annual Meeting.

PROXY COMMITTEE

The Board of Directors of the Company has appointed a Proxy Committee consisting of Gary Bedini, President and CEO, and Rick Street, Chief Financial Officer, Secretary and Treasurer, in whose names the proxies are solicited on behalf of the Company and the Board of Directors.  The Annual Meeting will be chaired and conducted by Gary Bedini.

PROPOSAL 1
ELECTION OF DIRECTORS

The Board of Directors

The Company’s business is managed under the direction of its Board of Directors.  The Board of Directors has designated as nominees for election all six of the directors currently serving on the Board.  See “Nominees for Director” below for profiles of the nominees.  After the election of six directors at the meeting, the Company will have six directors.

All of the nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the proxy holders will vote for the election of another person or persons as the Board of Directors recommends.  The Company has no reason to believe that any nominee will be unavailable.

THE BOARD RECOMMENDS A VOTE FOR AND SOLICITS PROXIES IN FAVOR OF THE NOMINEES LISTED BELOW.  The holders of Common Stock of the Company are entitled to one vote per share equal to the number of shares held by such person at the close of business on the record date.  As there is no cumulative voting, each stockholder shall cast all of his/her votes for each nominee of his/her choice or withhold votes from any or all nominees.  Except to the extent that a stockholder withholds votes from any and all nominees, the persons named in the proxy, in their sole discretion, will vote such proxy for the election of the nominees listed below.  The six nominees who receive the most votes shall be elected as directors.  Directors are to be elected to hold office until the next annual meeting of stockholders and until their successors are elected and qualified, or until their earlier resignation or removal.

Nominees for Director

The following persons have been nominated by the Board of Directors for election to the Board of Directors:

Name	Age	Position
Gary A. Bedini	52	Director, President & Chief Executive Officer
John C. Bedini	47	Director, Vice President
Thomas E. Bearden, Ph.D.	55	Director
Hans Werner Huss	76	Director
Marvin Redenius	40	Director
Rick M. Street	62	Director, Chief Financial Officer, Treasurer, Secretary

Directors elected at this annual meeting will serve until the next annual meeting.  The nominees for directors and their qualifications are set forth below.

Gary A. Bedini.  Gary Bedini and his brother John Bedini were co-founders of Energenx, previously named Bedini Technology, Inc..  Gary Bedini has served as a director and President & CEO of Energenx since September 1999.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Gary Bedini was reelected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  At a Board Meeting on June 18, 2004, Gary Bedini was reelected as President and Chief Executive Officer of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2005 Annual Meeting of Stockholders.  Mr. Gary Bedini has over 25 years experience in consumer electronics industry.  Gary Bedini was a co-founder of Bedini Electronics, Inc. with his brother John Bedini.  Mr. Bedini possesses a broad knowledge of procurement, manufacturing, distribution, advertising and sales.  Mr. Bedini was instrumental in securing numerous state of the art trade reviews and the 1996 Golden Note Award, given to the most innovative audio products.  As a member of H.E.A.A. (Hi End Audio Association) he has participated in numerous efforts to promote and enhance the industries availability into export markets.

Rick M. Street.  Rick Street has served as a director of Energenx since November 2001.  Mr. Street has served as Chief Financial Officer, Treasurer and Secretary of Energenx since June 2002.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Rick Street was elected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  At a Board Meeting on June 18, 2004, Rick Street was re-elected as Chief Financial Officer, Treasurer and Secretary of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2005 Annual Meeting of Stockholders.  Rick Street, CPA, CIA has 21 years of management experience in accounting, auditing, development of management information systems, maintaining fully integrated computerized accounting programs designed for small businesses and experienced in all aspects of small business management.  From 2002 until present he has been teaching accounting at North Idaho College, Gonzaga University and Spokane Community College.  He currently holds a fulltime tenure track position at Spokane Community College and is a principal of an accounting practice in Spokane Washington.  From 1996 to 2001 he was the Director of Internal Auditing for the Coeur d’Alene Casino & Resort in Worley, Idaho.  From 1991 to 1996, Mr. Street was the controller of the Athletic Round Table, Inc., a non-profit charitable organization.  Mr. Street received a Bachelor of Arts in Business Administration (accounting) in 1991 from Eastern Washington University and a Masters in Accountancy from Gonzaga University in 2003.  He is a Member of the Washington State Society of Certified Public Accountants and a Member of the Institute of Internal Auditors.

John C. Bedini.  John Bedini and his brother Gary Bedini were co-founders of Energenx, previously named Bedini Technology, Inc.  John Bedini has been a director, Vice President of Energenx since September 1999.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 John Bedini was re-elected as a director of Energenx to serve until the 2003 Annual Meeting of Stockholders.  At a Board Meeting on June 18, 2004, John Bedini was reelected as Vice President for Research and Development of Energenx to serve until the Board of Directors meeting to be held as soon as possible after the 2005 Annual Meeting of Stockholders.  Mr. John Bedini is a scientist and well-known inventor.  His work has produced many innovative audio products that have been marketed over a 25-year period to the audio electronics industry.  Mr. Bedini has also developed a variety of products and technically innovative products for several different industries.  His inventions include the BEDINI line of audio amplifiers, Bedini Audio Spacial Environment (B.A.S.E.), the Bedini Clarifier products, the Binaural Audio and several instruments for the medical industry.  He has been awarded many patents related to his various inventions.  Mr. Bedini has received broad industry recognition including designation as Distinguished Scientist of the year by the Association of Distinguished American Scientists.  He is a graduate of Bell and Howell Institute of Technology.

Thomas E. Bearden, Ph.D.  Thomas Bearden has served as a director of Energenx since June 2001.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Mr. Bearden was reelected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  Thomas Bearden is a member of the Scientific Advisory Board of Energenx.  Tom Bearden is a research scientist, inventor, consultant, and holds Ph.D. (Trinity University) in Science, M.S. (Georgia Tech) in Nuclear Engineering, and B.S. (Northeast Louisiana State) in mathematics.  has participated in founding the first legitimate theory of COP>1.0 EM systems published in leading scientific journals.  Dr. Bearden is Director of the Association of Distinguished American Scientists (ADAS), a Fellow Emeritus of the Alpha Foundation's Institute for Advanced Study (AIAS), CEO of CTEC, Inc., a private research and development company based in Huntsville, Alabama and serves as a member on the board of directors of two private companies.  He has authored or co-authored more than 200 professional papers in the literature and has published several technical books.  In his work with the AIAS, he has participated in authoring and co-authoring more than 100 scientific papers primarily in the area of advanced electrodynamics.  Approximately one third of the papers have been published in leading scientific and research journals.  Of the published articles one half of them are related to extracting usable electromagnetic energy.

Marvin Redenius.  Marvin Redenius has served as a director of Energenx since his appointment to the board in March 2004, to serve until the 2004 Annual Meeting of Stockholders.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Mr. Redenius was reelected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  Since 1990, Mr. Redenius has been the owner of Farm Advantage, Inc., an agriculture supply company operating in the mid-western U.S.  Farm Advantage supplies innovative agricultural products and services.  The company warehouses and distributes products from North Central, Iowa and has annual sales in excess of 40 million dollars.  Mr. Redenius also owns and operates Northern National Trucking, Inc., which consists of a fleet of 30 tractor trailers.  Mr. Redenius and his family also own and operate Cristina Corp, a farm corporation.  Mr. Redenius also owns GTG Corporation, which invests in early stage technology based companies.

Hans Werner Huss.  Hans Werner Huss has served as a director of Energenx since January 2002.  At the 2004 Annual Meeting of Stockholders held on June 18, 2004 Mr. Huss was reelected as a director of Energenx to serve until the 2005 Annual Meeting of Stockholders.  Mr. Huss graduated Diplom Ingenieur Electrical Engineering, with emphasis on Electronics, from the Technical University in Munich, Germany.  He currently serves as President and Chairman of a new technology company Integrated Micrometallurgical Systems, Inc. based in Spokane, Washington.  He is also involved in Consulting for several other start-up companies with promising new technologies, advising them in business and marketing matters.  Previously, he has served in many functions in different companies in the U.S. and in Europe, most notably in executive positions of several high tech companies in different industries, such as: President, Euromissile G.I.E. in Paris, France (a management and sales company for missile systems in the EADS Group – European Aeronautics Defense and Space Company); President, MEADS International, Inc., in Orlando/Florida (tri-national management company for the Medium Extended Air Defense System, under contract from NAMEADSMA, the NATO agency in Huntsville, AL, managing this tri-national system under joint development in the U.S., Germany, and Italy); President, Magnetic Transit of America, Inc., in Los Angeles, CA (engineering and marketing company for a Mag-Lev Transportation system for inner urban use; a subsidiary of AEG/Daimler-Benz); General Manager of IBCOL Technical Services GmbH, in Munich, Germany (internationally operating marketing and sales company mainly in the fields of aircraft, aircraft parts, transportation systems, security and surveillance systems, medical systems); and, Program Manager for a mobile air defense system at Euromissile, Paris, France and at MBB, Munich, Germany.

Gary Bedini is John Bedini’s brother.  There are no other family relationships between any of the officers and directors.

Information Concerning the Board of Directors and Committees Thereof

The Board of Directors of Energenx has not constituted any audit, nominating, governance or other board committees.  The functions of such committees are performed by the Board of Directors.

During the year ended December 31, 2004, the Board of Directors met on four occasions, including two unanimous written consent meetings.  Each director attended or participated in 75% or more of the meetings held by the Board of Directors.

Compensation of Directors

The non-employee directors of Energenx (Messrs. Bearden, Huss, Street and Redenius) were not paid for attending board meetings in 2004, nor were any of the non-employee directors granted stock options in fiscal year 2004.

PROPOSAL 2
RATIFICATION OF APPOINTMENT OF WILLIAMS & WEBSTER, P.S.

AS INDEPENDENT AUDITORS OF THE COMPANY

INDEPENDENT PUBLIC ACCOUNTANTS

Williams & Webster, P.S. has served as the independent auditors of Energenx and its predecessor company Bedini Technology, Inc. since 1999.  On May 10, 2005, the Board of Directors, subject to stockholder ratification, approved the continued appointment of Williams & Webster, P.S., independent auditors, to audit the accounts of the Company for the 2005 fiscal year.

Changes in Independent Public Accountants

On December 27, 2004 Energenx and Edward II, Inc. (“Edward II”), a Nevada corporation and a reporting company under Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), entered into an Acquisition Agreement and Plan of Merger (the “Acquisition Agreement”) whereby Energenx acquired all of the outstanding shares of common stock of Edward II from its sole shareholder in exchange for payment of cash at a per share price equal to the par value of $0.001.  Energenx was the surviving corporation in the transaction and its officers and directors became those of the surviving corporation.  The sole director and officer of Edward II resigned on the effective date of the merger.  Edward II was a blank check company incorporated in March 2004, and had no business activities prior to the date of the Acquisition Agreement.  Pursuant to Rule 12g-3 of the Exchange Act Energenx is the successor issuer to Edward II for reporting purposes under the Exchange Act.

On January 28, 2005, the board of directors of Energenx, Inc. unanimously passed resolutions dismissing the independent accounting firm Beckstead and Watts, LLP, Certified Public Accountants, 3340 Wynn Road, Suite B, Las Vegas, Nevada 89102 and appointing the independent accounting firm Williams & Webster, PS., Certified Public Accountants, 601 W. Riverside, Suite 1940, Spokane, Washington 99201 to audit the financial statements of Energenx for the year ending December 31, 2004.  The board of directors dismissed the accounting firm Beckstead and Watts because that firm had performed the audits for Edward II, Inc., the blank check reporting company that Energenx merged with on December 28, 2004 and was not familiar with the business of Energenx, the surviving corporation.

In its audit of Edward II, Beckstead and Watts had expressed substantial doubt about the ability of Edward II, Inc. the blank check pre-merger corporation, to continue as a going concern because Edward II, Inc. had had limited operations at the time of the audit and had not commenced planned principal operations.  Beckstead and Watts’ report on the audited financial statements of Edward II did not contain an adverse opinion or a disclaimer of opinion nor was it modified as to uncertainty, audit scope, or accounting principles, except for the going concern paragraph.  There were no disagreements at the most recent fiscal year end and any subsequent interim period through the date of dismissal with Beckstead and Watts concerning any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure by either Edward II or Energenx.  As Energenx was the surviving corporation in the merger transaction the board of directors decided that the independent auditors of the pre-merger corporation Energenx, Williams & Webster, PS., should continue in that capacity.

On January 28, 2005, the board of directors of Energenx, Inc. unanimously passed resolutions appointing the independent accounting firm Williams & Webster, PS., Certified Public Accountants, 601 W. Riverside, Suite 1940, Spokane, Washington 99201 to audit the financial statements of Energenx for the year ending December 31, 2004.

Appointment of the new independent accountant was approved by the Company’s Board of Directors, which undertook the following actions before the appointment of the accountant:

1

The Board verified that the accountant was in good standing within the jurisdiction of its practice in the state of Washington.

2

The Board verified that the accountant was a member in good standing of the Public Accountancy Oversight Board (PAOB).

3

The Board verified that the accountant was capable of exercising objective and impartial judgment on all issues encompassed within its potential engagement, and that no member of the firm had any interest or relationship with any officer, director or principal shareholder.

Audit services of Williams & Webster, P.S. include the examination of the financial statements of the Company and services related to filings with the Securities and Exchange Commission.

The Board of Directors, or any audit committee subsequently constituted, intends to meet with Williams & Webster, P.S. on a quarterly or more frequent basis.  At such times the Board of Directors or audit committee thereof, will review the services performed by Williams & Webster, P.S., as well as the fees charged for such services.

Fees Billed to the Company by Williams & Webster, P.S. during Fiscal Year 2004 and 2003.

Audit Fees.  An aggregate of $14,445 was billed for professional services rendered for the audit of the Company’s annual financial statements for the 2003 and 2004 fiscal years.  In fiscal year 2003, we did not pay any audit fees to our auditors, Williams and Webster, L.P., as we did not have our financial statements audited separately for that fiscal year, but rather the financial statements for both fiscal years 2003 and 2004 were audited concurrently.

Audit Related Fees/All Other fees/Tax Fees.  We did not pay our auditors for any other services in 2003 and 2004.

THE BOARD RECOMMENDS THAT THE STOCKHOLDERS VOTE FOR THE RATIFICATION OF WILLIAMS & WEBSTER, P.S. AS INDEPENDENT AUDITORS OF THE COMPANY’S FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2005.  Submission of the appointment to stockholders is not required.  However, the Board of Directors will reconsider the appointment if it is not approved by stockholders.  The appointment will be deemed ratified if a majority of the shares of Common Stock present, either in person or by proxy, and voting on the matter, votes in favor of the proposal.  Representatives from the principal accountant for the current year are not expected to be present at the annual meeting.

EXECUTIVE COMPENSATION

Executive Officers

The executive officers of the Company are Gary A. Bedini, President and Chief Executive Officer, Rick M. Street, Chief Financial Officer, Secretary and Treasurer, and John C. Bedini, Vice President.

Summary Compensation

The table below sets forth the aggregate annual and long-term compensation paid by us during our last three fiscal years ended December 31, 2002, December 31, 2003 and December 31, 2004 to our Chief Executive Officer (the “Named Executive Officer”).  None of the other executive officers of Energenx had an annual salary and bonus for fiscal year 2004 that exceeded $100,000.

Name and principal position	Year	Annual Compensation
		Salary ($)	Bonus ($)	Other annual compensation (1)
Gary A. Bedini Dir., Pres. & CEO	2004	$136,000	$0	0
	2003	$0	$0	$1,000
	2002	$10,450	$0	0

(1)

On March 12, 2004, Gary Bedini was issued one million shares of common stock valued at $0.001 per share in lieu of management compensation for the year 2003.

Option Grants in Fiscal Year 2004

There were no option grants to our Named Executive Officer in 2004.  No option grants have been made to any of our executive officers under the Energenx 1999 Stock Option Plan to date.  We have not granted any stock appreciation rights.

Aggregate Option Exercises in Fiscal Year 2004 Year End Option Values

No unexercised options were held by the Named Executive Officer as of December 31, 2004.

Employment Contracts with Executive Officers and Termination of Employment and Change-in-Control Arrangements

Energenx does not have an employment contract with its Named Executive Officer or any of its executive officers.

We do not have any arrangements with our Named Executive Officer or any of our other executive officers triggered by termination of employment or change in control.

Section 16(a) Beneficial Ownership Reporting Compliance.

Initial reports on Form 3 filed on behalf of each of Gary A. Bedini, President and Chief Executive Officer, Rick M. Street, Chief Financial Officer, Secretary and Treasurer, John C. Bedini, Vice President for Research and Development, Thomas E. Bearden, Director, Hans Werner Huss, Director and Marvin Redenius, Director, were filed late concerning the acquisition and merger transaction on December 27, 2004 pursuant to which Energenx became a reporting company.

Security Ownership of Certain Beneficial Owners and Management.

The following table sets forth certain information regarding beneficial ownership of our common stock as of June 15, 2005 (a) by each person known by us to own beneficially 5% or more of any class of our common stock, (b) by each of our executive officers and directors and (c) by all executive officers and directors of Energenx as a group.  As of June 15, 2005 there were 26,697,270 shares of our common stock issued and outstanding.  The numbers of shares beneficially owned include shares of common stock which the listed beneficial owners have the right to acquire within 60 days of June 15, 2005 upon the exercise of all options and other rights beneficially owned on that date.  Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all the shares beneficially owned by them.

	Number of Shares
Name of	Beneficially
Beneficial Owner (1)	Owned	Percent of Class
Gary A. Bedini (2)	3,592,000	13.45%
John C. Bedini (3)	5,658,000	21.19%
Rick M. Street (4)	250,000	0.94%
Marvin Redenius (5)	4,800,000	17.98%
Thomas E. Bearden (6)	320,402	1.20%
Hans Werner Huss (7)	200,000	0.75%
All directors and executive officers (six persons) as a group	14,820,402	55.51%
Thomas G. Walsh (8)	1,867,638	6.99%
Frank & Judith Ten Thy (9)	1,632,588	6.11%
Key Financial Services, Inc. (10)	1,437,000	5.38%

(1)

Unless otherwise indicated, the address of each of the listed beneficial owners identified above is c/o 6200 E. Commerce Loop, Post Falls, Idaho 83854.

(2)

Gary A. Bedini.  Includes 3,592,000 shares of common stock held by Gary Bedini.

(3)

John C. Bedini.  Includes 5,658,000 shares of common stock held by John Bedini.

(4)

Rick M. Street.  Includes 250,000 shares of common stock held by Rick Street.

(5)

Marvin Redenius.  Includes 4,800,000 shares of common stock held by Marvin Redenius.

(6)

Thomas E. Bearden.  Includes 320,402 shares of common stock held by Thomas Bearden.

(7)

Hans Werner Huss.  Includes 200,000 shares of common stock held by Hans Werner Huss.

(8)

Thomas G. Walsh.  Includes 1,867,638 shares of common stock held by Thomas Walsh.  Thomas Walsh’s address is 1027 Sherman Avenue, Coeur d’Alene, Idaho 83814.

(9)

Frank and Judith Ten Thy.  Includes 1,632,588 shares of common stock held in the name of the Frank Ten Thy and Judith Ten Thy Family Trust.  Frank and Judith Ten Thy’s address is 3605 Broken Arrow Road, Coeur d’Alene, Idaho 83815.

(10)

Key Financial Services, Inc..  Includes 1,437,000 shares of common stock held by Key Financial Services, Inc.  Key Financial Services, Inc.’s address is 2910 East 57th St., Suite 5, #355, Spokane, Washington 99223.

Legal Proceedings.

To the best knowledge of the management of Energenx, no director, officer, affiliate of Energenx, owner of record or beneficially of more than 5% of any class of securities of Energenx, or security holder is a party adverse to Energenx or has a material interest adverse to Energenx in any material legal proceeding.

Certain Relationships and Related Transactions.

On March 12, 2004, an aggregate of 4,600,000 shares of common stock were issued to certain officers and directors of Energenx.  John Bedini, Vice President for Research and Development was issued 3,000,000 shares; Gary Bedini, President and CEO was issued 1,000,000 shares; Rick Street, Chief Financial Officer, Treasurer and Secretary, was issued 200,000 shares; Thomas Bearden, director, as issued 200,000 shares; Hans Werner Huss, director, was issued 200,000 shares.  The shares were issued to these individuals in lieu of cash compensation and in one instance in lieu of payments due under a license agreement.  John Bedini and Gary Bedini, officers of Energenx, were each issued one million shares at $0.05 per share in lieu of compensation for fiscal year 2003.  In addition, John Bedini was issued an additional two million shares of common stock at $0.05 per share to prevent default under the terms of the Exclusive Technology License Agreement dated October 8, 1999.  The remaining officers and directors of Energenx named above were also issued the shares enumerated above at $0.001 per share in lieu of compensation due to those individuals for services rendered in 2002 and 2003.

On December 1, 2004, we entered into an Exclusive Technology License Agreement with GTG Corp., an Iowa based corporation largely owned and controlled by Marvin Redenius, a member of our board of directors.  Pursuant to that agreement, we granted GTG Corp. an exclusive license in the area of North America (the United States, Canada and Mexico) to proprietary Energenx technology relating to a battery charging system, known as the Potential Battery Charger, for charging battery operated vehicles, excluding automobiles.  The license granted to GTG Corp. includes a license under existing patents rights owned by Energenx and to any patent applications to be filed to the extent that it relates to the proprietary Energenx technology involving a battery charging system utilized for charging battery operated vehicles other than automobiles.  The license shall remain exclusive for a period of ten years, with an option to extend the exclusivity for an additional ten years.  GTG Corp. was not granted the right to sublicense under the agreement.  GTG Corp. agreed to pay royalties equal to five percent of the gross sales price of all products sold which utilize the licensed proprietary technology.  A de minimus up front license fee of $1 was paid by GTG Corp. for the license.

OTHER MATTERS

The management of the Company is not aware of any matter to be acted on at the Annual Meeting other than the matters described above.  However, if any other matter properly comes before the Annual Meeting, the proxy holders will vote the proxies thereon in accordance with their best judgment on such matter.

STOCKHOLDER PROPOSALS FOR 2006 ANNUAL MEETING

Proposals which are the proper subject for inclusion in the proxy statement and for consideration at an annual meeting may be presented by stockholders.  In order to be eligible to submit a proposal, a stockholder must have continuously held at least $2,000 in market value, or 1% of the Company’s securities entitled to be voted on the proposal at the meeting for at least one year by the date the stockholder submits the proposal.  In addition, the stockholder must continue to hold those securities through the date of the meeting.  Under current SEC rules, to be included in Energenx’s proxy statement and proxy card, any proposal by a stockholder intended to be presented at the 2006 annual meeting of stockholders must be received by Energenx, subject to certain exceptions, no later than February 6, 2006.  Any such proposal, including any accompanying supporting statement, may not exceed 500 words.  Such proposal should be addressed to the Chief Executive Officer of the Company, Gary Bedini.  In addition, the proxy solicited by the Board of Directors for the 2006 annual meeting of stockholders will confer discretionary authority to vote on any stockholder proposal raised at the 2006 annual meeting of stockholders that is not described in the 2006 proxy statement unless the Company has received notice of such proposal on or before the close of business on April 22, 2006.  However, if the Company determines to change the date of the 2006 annual meeting of stockholders more than 30 days from July 15, 2006, the Company will provide stockholders with a reasonable time before the Company begins to print and mail its proxy materials for the 2006 annual meeting of stockholders in order to allow stockholders an opportunity to make proposals in accordance with the rules and regulations of the SEC.

ANNUAL REPORT

Our Annual Report to Stockholders containing selected information from our Form 10-KSB, for the year ended December 31, 2004, accompanies this proxy statement.  If you wish to receive a copy of our Annual Report on Form 10-KSB for the year ended December 31, 2004 with the proxy material, a copy of the Form 10-KSB will be made available (without exhibits), free of charge, to interested stockholders upon written request to Gary A. Bedini, President and Chief Executive Officer, 6200 E. Commerce Loop, Post Falls, Idaho 83854, telephone (212) 645-7704.  The Annual Report on Form 10-KSB, including exhibits, are also available online at the Securities and Exchange Commission’s EDGAR website at www.sec.gov.

BY ORDER OF THE BOARD OF DIRECTORS

  /s/ Gary A. Bedini

Gary A. Bedini

President & Chief Executive Officer

June 22, 2005

APPENDICES

Form of Proxy

PROXY

The undersigned shareholder of Energenx, Inc. (The "Company") hereby appoints Gary Bedini, as proxy holder of the undersigned to attend the Annual meeting of the Company to be held on July 15, 2005, and any adjournment thereof with authority to act and vote at the meeting for and on behalf of the undersigned and directs the proxy holder to vote the common shares held by the undersigned with respect of the matters indicated below as follows.  You may withhold your authority to vote for any Director nominee by marking the box “withhold.”

FOR THE ELECTION OF DIRECTORS

Gary A. Bedini

_______ FOR

_______ AGAINST

_______ WITHHOLD

John C. Bedini

_______ FOR

_______ AGAINST

_______ WITHHOLD

Thomas E. Bearden

_______ FOR

_______ AGAINST

_______ WITHHOLD

Ricky M. Street

_______ FOR

_______ AGAINST

_______ WITHHOLD

Hans Werner Huss

_______ FOR

_______ AGAINST

_______ WITHHOLD

Marvin Redenius

_______ FOR

_______ AGAINST

_______ WITHHOLD

PROPOSAL NUMBER TWO: To ratify the appointment of Williams & Webster, P.S. as the Company’s new independent accountant.

_______ FOR

_______ AGAINST

_______ ABSTAIN

 PLEASE SIGN AND DATE BELOW

INSTRUCTION: Please sign your name exactly as it appears on your stock certificate.  When shares are held by joint owners, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, give your full title as such.  If a corporation, please sign in full corporate name by the duly authorized officer.  If a partnership, please sign in partnership name by an authorized person.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.  PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY CARD IN THE ENCLOSED ENVELOPE TODAY.  THIS REPLACES AND REVOKES ANY OTHER PROXIES YOU MAY HAVE BEEN PRESENTED.

Executed this ____day of _________, 2005.

Signature of Shareholder

Name of Shareholder

Address (if different from above)

Share Certificate No.

Number of Shares voted: